UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2012 (November 2, 2012)

Walter Investment Management Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

3000 Bayport Drive, Suite 1100

Tampa, Florida 33607

(813) 421-7605

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former Name or Former Address, if Changed from Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, Walter Investment Management Corp. (the “Company” or “Walter”) entered into a Joint Bidding Agreement (“JBA”) dated October 19, 2012 with Ocwen Loan Servicing LLC (“Ocwen”) to jointly bid to acquire the mortgage servicing and originations and capital markets platforms (the “ResCap Assets”) of Residential Capital LLC (“ResCap”) in an auction sponsored by the U.S. Bankruptcy Court (the “Transaction”). Pursuant to the JBA, Walter agreed to acquire the rights and assume certain liabilities relating to all of ResCap’s Fannie Mae mortgage servicing rights and related advances, and ResCap’s mortgage originations and capital markets platforms (the “Walter Assets”). The remainder of the ResCap Assets and certain liabilities related thereto are to be acquired by Ocwen.

On October 24, 2012, Walter and Ocwen were determined at an auction sponsored by the US Bankruptcy Court to have submitted the highest and best bid to acquire the ResCap Assets. Walter and Ocwen presented a winning bid of $3 billion, with Walter’s portion of the bid for the Walter Assets equal to approximately $540 million. The bid was subject to the negotiation of a mutually acceptable Asset Purchase Agreement (“APA”) and the approval of the U.S. Bankruptcy Court. Ocwen and Walter jointly made an earnest money cash deposit of $72 million ($15 million of which was paid by Walter), which will be applied towards the purchase price upon closing of the Transaction.

On November 2, 2012, Ocwen entered into a definitive APA with Residential Capital, LLC, Residential Funding Company, LLC, GMAC Mortgage, LLC, Executive Trustee Services, LLC, ETS of Washington, Inc., EPRE LLC and the additional Sellers identified on Schedule A thereto (collectively, the “Sellers”). Consummation of the Transaction is subject to, among other things, (i) approval of the transaction by the Bankruptcy Court, (ii) certain licensing and regulatory approvals, including expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and (iii) certain customary closing conditions and termination rights. Subject to approval by the Bankruptcy Court and all of the conditions to closing, the Transaction is expected to close during the first quarter of 2013.

The APA contains specified termination rights for the parties. Among other circumstances, the APA may be terminated by either Ocwen or the Sellers if the closing has not occurred by March 31, 2012. Each party has the right to require the other party’s specific performance to close the Transaction (provided all closing conditions are satisfied).

The foregoing summary of the APA is qualified in its entirety by reference to the APA which is filed with this Current Report on Form 8-K as Exhibit 2.1 and incorporated herein by reference.

The APA has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about Walter, Ocwen, the Sellers or any of their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the APA were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the APA; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the APA instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Walter, Ocwen or the Sellers or any of their respective subsidiaries and affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Asset Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by Walter.

Forward-Looking Statements

This Current Report on Form 8-K (including information included or incorporated by reference herein) includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such statements may include, but are not limited to, statements about the benefits of the proposed Transaction, including future financial and operating results, the Registrant’s plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the parties and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

Risks and uncertainties include: the failure of the Bankruptcy Court to approve the Transaction; uncertainties as to the purchase price to be paid at closing; the timing of the closing of the Transaction; the possibility that the Transaction may not close, including, but not limited to, due to the failure to satisfy the closing conditions; the effects of disruption from the Transaction making it more difficult to maintain business and operational relationships; as well as the risk of new and changing regulation and policies in the U.S. and internationally and the exposure to litigation and/or regulatory actions. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Registrant’s public disclosure filings with the Securities and Exchange Commission (the “SEC”). The Registrant disclaims any intent or obligation to update any forward-looking statements as a result of developments occurring after the period covered by this report or otherwise. Copies of the Registrant’s SEC filings are available at the SEC’s website at www.sec.gov.

No Offer or Solicitation.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

2.1	Asset Purchase Agreement between Ocwen Loan Servicing, LLC, and Residential Capital, LLC, Residential Funding Company, LLC, GMAC Mortgage, LLC, Executive Trustee Services, LLC, ETS of Washington, Inc., EPRE LLC, GMACM Borrower LLC, and RFC Borrower LLC dated as of November 2, 2012.*

*	The Company hereby undertakes to furnish supplementally a copy of any omitted schedule, annex or exhibit to such Asset Purchase Agreement to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

Date: November 8, 2012	By:	/s/ Stuart Boyd
Stuart Boyd, Vice President,
General Counsel and Secretary